UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2026

Four Leaf Acquisition Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41646	88-1178935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Park Offices Drive, Suite 300-4133

Research Triangle Park, NC 27713

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (919) 526-1070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one redeemable warrant	FORLU	OTC Markets
Class A common stock, par value $0.0001 per share	FORL	OTC Markets
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	FORLW	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Business Combination Agreement

On August 27, 2026, Four Leaf Acquisition Corporation, a Delaware corporation (“Parent”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with FORL Merger Sub, Inc., a Nevada corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and Data443 Risk Mitigation, Inc., a Nevada corporation (“Data443”).

The following description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by reference to the Business Combination Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Business Combination Agreement.

The Merger

Pursuant to the Business Combination Agreement, prior to the effective time of the Parent Merger (as define below), Parent will incorporate a new Nevada corporation (“NewCo”) as a direct wholly-owned subsidiary of Parent. Following such incorporation, Parent will merge with and into NewCo, with NewCo surviving such merger (the “Parent Merger”). At the effective time of the Parent Merger, each share of Parent common stock outstanding immediately prior to the Parent Merger will be converted into one share of NewCo common stock, and each outstanding Parent warrant will become a warrant to purchase NewCo common stock.

Immediately following the Parent Merger, Merger Sub will merge with and into Data443, with Data443 surviving such merger (the “Merger”) as a wholly-owned subsidiary of NewCo. Upon consummation of the Merger, the separate existence of Merger Sub will cease and Data443 will continue as the surviving corporation.

Prior to the effective time of the Merger (the “Effective Time”), each outstanding share of Data443 preferred stock that is convertible into Data443 common stock will be converted into Data443 common stock in accordance with the terms of Data443’s governing documents. At the Effective Time, each share of Data443 Stock outstanding immediately prior to the Effective Time, other than shares held by Data443, Parent or their respective subsidiaries and dissenting shares, will be converted into the right to receive shares of NewCo common stock in accordance with the terms of the Business Combination Agreement.

Merger Consideration

The aggregate merger consideration to be issued in connection with the Merger (the “Aggregate Merger Consideration”) will be determined based on the equity value of Data443 and a reference value of $10.00 per share. The Aggregate Merger Consideration will be equal to the number of shares of NewCo common stock determined by dividing the equity value of Data443 by $10.00, rounded down to the nearest whole share (which shall not exceed a maximum of 60,000,000 shares of NewCo common stock), subject to the other adjustments and contingent consideration provisions set forth in the Business Combination Agreement.

In addition, prior to the Effective Time, Data443 will consummate a conversion of not less than $10.0 million of its outstanding indebtedness into shares of Data443 common stock. The conversion will be effectuated pursuant to debt conversion agreements (the “Debt Conversion Agreements”) to be entered into with Data443’s creditors. Forms of the Debt Conversion Agreements will be filed as an exhibit to the Registration Statement on Form S-4 to be filed with the SEC in connection with the Transactions. The shares issued in such debt conversion will participate in the Merger on the same basis as the other outstanding shares of Data443 common stock.

Financial Services Agreement. Prior to the Closing, Data443 will enter into a financial services agreement (the “Financial Services Agreement”) pursuant to which 3,000,000 shares of Class B Preferred Stock of NewCo will be issued to the Chief Executive Officer of Data443 or his designee. The form of the Financial Services Agreement will be filed as an exhibit to the Registration Statement on Form S-4.

PIPE Investment. In connection with the Transactions, Parent expects to receive a committed $10,000,000 convertible investment pursuant to a PIPE investment commitment letter (the “PIPE Commitment Letter”) to be entered into with the investor prior to the Effective Time, which investment is expected to convert into shares of NewCo common stock at the Closing. The form of the PIPE Commitment Letter will be filed as an exhibit to the Registration Statement on Form S-4.

At the Closing, NewCo will deposit with Continental Stock Transfer & Trust Company, as escrow agent, shares of NewCo common stock equal to 2% of the aggregate amount of NewCo common stock otherwise issuable to the Data443 stockholders as merger consideration (the “Indemnity Escrow Shares”). The Indemnity Escrow Shares will be held in an escrow account and released in accordance with the Business Combination Agreement and the escrow agreements.

Conditions to Closing

The obligations of the parties to consummate the transactions contemplated by the Business Combination Agreement (the “Transactions”) are subject to the satisfaction or waiver of customary closing conditions, including, among other things, the receipt of required governmental and stockholder approvals, the effectiveness of the registration statement on Form S-4, the absence of any legal restraint prohibiting the consummation of the Transactions, accuracy of the other party’s representations and warranties and the performance by the other party of its covenants and agreements under the Business Combination Agreement.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties of Data443 relating to, among other things, organization and qualification; capitalization; authority; financial statements; absence of certain changes; undisclosed liabilities; compliance with applicable laws; material contracts; tax matters; employee and benefit matters; intellectual property; privacy and data security; litigation; and brokers.

The Business Combination Agreement also contains customary representations and warranties of Parent and Merger Sub relating to, among other things, organization and qualification; authority; capitalization; SEC filings; financial statements; the Trust Account; compliance with applicable laws; absence of certain changes; litigation; business activities; and brokers.

The representations and warranties contained in the Business Combination Agreement generally do not survive the Closing.

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Covenants

The Merger Agreement includes customary covenants of the Parties with respect to efforts to satisfy conditions to the consummation of the Transactions. The covenants under the Merger Agreement include, among other things, the operation of the Parties’ respective businesses in the ordinary course, the preparation and filing of required SEC and other regulatory filings, obtaining required governmental and stockholder approvals, the listing of NewCo Common Stock on Nasdaq, the preparation and delivery of required financial statements and other information, and other customary covenants relating to the consummation of the Transactions.

Support Agreement

Certain stockholders of Data443, including certain directors and officers of Data443 and certain stockholders beneficially owning more than 5% of Data443, will enter into support agreements with Parent. Pursuant to such agreements, the applicable stockholders will agree, among other things, to support and vote in favor of the Transactions and to take certain other actions in support of the Transactions.

Item 7.01. Regulation FD Disclosure.

On September 2, 2026, Data443 and Parent issued a joint press release announcing the execution of the Business Combination Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed business combination among Parent, Data443, NewCo and Merger Sub. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. In connection with the Transactions, Parent and NewCo will file a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”) that will include a proxy statement of Parent and a prospectus relating to the registration of the shares of NewCo common stock to be issued in connection with the Transactions. After the Registration Statement is declared effective, Parent will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders as of the record date to be established for voting on the proposed Transactions and the other matters to be described in such proxy statement/prospectus. Parent and NewCo will also file other documents regarding the proposed Transactions with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF PARENT ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS, AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS.

Investors and security holders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Parent and NewCo through the website maintained by the SEC at www.sec.gov. The documents filed by Parent with the SEC also may be obtained free of charge upon written request to Four Leaf Acquisition Corporation.

Participants in Solicitation

Parent, Data443, NewCo and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Parent stockholders in connection with the proposed Transactions. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Parent’s stockholders in connection with the proposed Transactions will be set forth in the proxy statement/prospectus included in the Registration Statement. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

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Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transactions among Parent, Data443, NewCo and Merger Sub. Forward-looking statements include information concerning the parties’ possible or assumed future results of operations, business strategies, competitive position, industry environment, potential growth opportunities, and the effects of regulation, including whether the Transactions will generate returns for stockholders. These forward-looking statements are based on the parties’ management’s current expectations, projections, and beliefs, as well as a number of assumptions concerning future events. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document. These risks, uncertainties, assumptions, and other important factors include, but are not limited to: (a) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Business Combination Agreement; (b) the outcome of any legal proceedings that may be instituted against the parties, or others, following the announcement of the Transactions; (c) the inability to complete the Transactions due to the failure to obtain the approval of the stockholders of Parent or the Company or to satisfy other conditions to closing, including the receipt of certain governmental and regulatory approvals; (d) changes to the proposed structure of the Transactions that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Transactions; (e) the ability to meet the applicable stock exchange listing standards following the consummation of the Transactions; (f) the risk that the Transactions disrupt current plans and operations of the parties or their subsidiaries as a result of the announcement and consummation of the Transactions described herein; (g) the effect of the announcement or pendency of the Transactions on the parties’ business relationships, operating results, and business generally; (h) the ability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, competition, the ability of Data443 to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (i) costs related to the Transactions; (j) changes in applicable laws or regulations, including legal or regulatory developments (including, without limitation, accounting considerations) which could result in unforeseen delays in the timing of the Transactions; (k) the possibility that the parties may be adversely affected by other economic, business, and/or competitive factors; and (l) other risks and uncertainties indicated from time to time in Parent’s final prospectus related to its initial public offering and other documents filed or to be filed with the SEC by Parent or NewCo. Copies are available on the SEC’s website at www.sec.gov. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in documents filed by Parent or NewCo from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the parties assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. No party gives any assurance that NewCo, Parent, or Data443 will achieve its expectations.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering in any jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
2.1	Business Combination Agreement
10.1	Support Agreement
99.1	Joint Press Release, dated September 2, 2026 (furnished pursuant to Item 7.01)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Date: September 2, 2026	FOUR LEAF ACQUISITION CORPORATION

	BY:	/S/ JASON REMILLARD
Jason Remillard,
Chief Executive Officer

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